UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

TERRA TECH CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Terra Tech Corp.

2040 Main St., Suite 225

Irvine, CA 92614

Telephone: (855) 447-6967

August 13, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Terra Tech Corp. (the “Company”), which will be held on September 23, 2019 at 8:30 a.m., Pacific Daylight Time, at 2040 Main Street, 1st Floor, Irvine, CA 92614.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

The Company has enclosed a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with this Notice of Annual Meeting of Stockholders and Proxy Statement. If you would like another copy of the 2018 Annual Report, please call 1-619-664-4780 or visit the Company’s website at www.terratechcorp.com.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet, or sign and date the enclosed proxy card and promptly return it to us in the enclosed postage-paid envelope. If you sign and return your proxy card without specifying your votes, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

Sincerely,

/s/ Derek Peterson

Derek Peterson

Chief Executive Officer

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TERRA TECH CORP.

2040 Main St., Suite 225

Irvine, CA 92614

______________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 23, 2019

______________________________________________

The Annual Meeting of Stockholders of Terra Tech Corp., a Nevada corporation, will be held on September 23, 2018 at 8:30 a.m., Pacific Daylight Time, at 2040 Main Street, 1st Floor, Irvine, CA 92614, for the following purposes:

1.	To elect four directors;

2.	To ratify the appointment of Marcum LLP (“Marcum”), as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	To approve the Terra Tech Corp. 2018 Equity Incentive Plan

4	To approve the Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on August 6, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Michael A. Nahass

Michael A. Nahass

Secretary

August 13, 2019

Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote in person if they so desire. In addition, registered stockholders can cast their vote electronically at http://www.westcoaststocktransfer.com/proxy-trtc/.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2019: This Proxy Statement, proxy card, and the Company’s Annual Report on Form 10-K are also available, free of charge, at http://www.westcoaststocktransfer.com/proxy-trtc/.

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TERRA TECH CORP.

2040 Main St., Suite 225

Irvine, CA 92614

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (collectively, the “Board”; and, individually, each a “Director”) of Terra Tech Corp., a Nevada corporation (the “Company”), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on September 23, 2019 (the “Annual Meeting”). This Proxy Statement and the related proxy card and Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are being mailed or made available via the Internet to stockholders commencing on or about August 13, 2019.

PROXIES AND VOTING

Stockholders Entitled to Vote

Stockholders of record of the Company at the close of business on August 6, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting. On that date, 109,990,255 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) were outstanding and entitled to vote. Also, on that date twelve shares of Series A preferred stock, par value $0.001 per share (the “Preferred Stock”), of the Company were outstanding and entitled to vote.

Number of Votes

Common Stock: For vote tabulation purposes at the Annual Meeting, each share of Common Stock is entitled to one vote at the Annual Meeting. Collectively, the holders of Common Stock are entitled to 109,990,255 votes at the Annual Meeting.

Series A Preferred Stock: For vote tabulation purposes at the Annual Meeting, each share of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which a share of Series A Preferred Stock is convertible. Accordingly, each share of Series A Preferred Stock is entitled to one vote at the Annual Meeting. Collectively, the holders of Series A Preferred Stock are entitled to twelve votes at the Annual Meeting.

Proxy

If the enclosed proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy card will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. If your shares are registered directly in your name with the Company’s transfer agent, West Coast Stock Transfer Inc., you are considered the stockholder of record with respect to those shares and you may cast your vote in person at the meeting or by any one of the following ways:

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By Telephone: You may call the toll-free number indicated on your proxy card. Follow the simple instructions and use the personalized control number specified on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, and returned a proxy card.

Over the Internet: You may visit the website indicated on your proxy card. Follow the simple instructions and use the personalized control number specified on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, and returned a proxy card.

By Mail: You may mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope provided.

If your shares of Common Stock are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of these proxy materials by mail, you will receive a voting instruction form.

Proxy Revocation

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy card relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company’s Secretary at the Company’s principal executive offices, the address of which is noted on the Notice of Annual Meeting, or hand delivered to the Secretary of the Company, in either case before the taking of the vote at the Annual Meeting.

Quorum

The holders of five percent (5%) or more of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. The inspectors of election appointed for the Annual Meeting will determine whether a quorum is present. Shares that abstain from voting on any proposal and “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. For purposes of determining the outcome of any matter as to which a broker (or other nominee) has not received instructions, and for which it does not have discretionary voting authority, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for purposes of determining whether a quorum exists and may be entitled to vote on other matters). For proposals that require a majority of votes outstanding to pass, these shares will be treated as voted “against” such proposal.

Required Votes

The nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy will be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting, but not voted for any reason, have no impact in the election of Directors. Stockholders have no right to cumulative voting as to any matter, including the election of Directors.

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will have no effect on the outcome of the matters presented for a stockholder vote.

Regarding the proposal to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required for approval. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered as shares present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will consider the election of four Directors for terms ending at the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. The following pages contain information about the Company’s Directors, including the nominees for re-election.

The current terms of office for Derek Peterson, Michael A. Nahass, Steven J. Ross, and Alan Gladstone will expire on the day of the Annual Meeting (as soon as they or their successors are elected). The Board, upon the recommendation of the Governance and Nominating Committee, has nominated each of these incumbents for re-election at the Annual Meeting to hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified.

If any nominee becomes unavailable for any reason before the election, which event is not anticipated, the proxies will be voted for the election of such other person as a Director as the Board may recommend.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTORS

Following is information about the four Directors nominated for re-election at this Annual Meeting:

Name	Director or Officer Since	Age	Positions

Derek Peterson	2012	45	Chief Executive Officer and Chairman of the Board

Michael A. Nahass	2012	53	President, Chief Operating Officer, Secretary, Treasurer, and Director

Steven J. Ross	2012	61	Director

Alan Gladstone	2017	71	Director

Derek Peterson - Mr. Peterson has served as our President and Chief Executive Officer, and Chairman of the Board, since February 9, 2012. Mr. Peterson served as President until November 6, 2017. Mr. Peterson began his career in finance with Crowell, Weedon & Co. (now, D.A. Davidson & Co.), the then-largest independent broker-dealer on the West Coast. In his 6 years there, Mr. Peterson became a partner and Branch supervisor, where he was responsible for sales of over $10 million. Mr. Peterson was offered an opportunity to build a southern Orange County presence for Wachovia Securities, where he became the first Vice President and Branch Manager for its Mission Viejo location. He was instrumental in growing that office from the ground up into the $15 million office it is today. After his term at Wachovia Securities (now, Wells Fargo Advisors), Mr. Peterson accepted an opportunity for a Senior Vice President position with Morgan Stanley Smith Barney, where he and his team oversaw combined assets of close to $100 million. In addition, he has also been involved in several public and private equity financings, where he has personally funded several projects from angel to mezzanine levels. Mr. Peterson is a CFP® Professional and held Series 7 (General Securities Representative), Series 9 and 10 (General Securities Sales Supervisor), Series 3 (National Commodity Futures), Series 65 (Investment Advisor Representative), and California Insurance License. Mr. Peterson holds a Bachelors degree in Business Management from Pepperdine University. Mr. Peterson also owned a 12% interest in Black Oak Gallery until we acquired Black Oak Gallery on April 1, 2016. As a co-owner of Black Oak Gallery, Mr. Peterson worked with governmental agencies and tax authorities in Oakland, including working with the city to establish medical cannabis ordinances, competed for a permit to operate, and responded to a city request for proposal. Mr. Peterson’s experiences gained through these matters assist us in operating the medical marijuana and adult use cultivation, production and dispensary businesses of MediFarm, MediFarm I, and MediFarm II, as well as IVXX’s launch of its line of cannabis flowers, cigarettes, and pure concentrates. Mr. Peterson’s background in investment banking led to our conclusion that he should serve as a director in light of our business and structure.

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Michael Nahass - Mr. Nahass has served as a Director since January 26, 2012, and as our Secretary and Treasurer since July 20, 2015, and as our President and Chief Operating Officer since November 6, 2017. Previously, Mr. Nahass served as our President, Secretary and Treasurer from January 26, 2012 until February 9, 2012. Since August 2011, Mr. Nahass has served as Managing Director of Arque Capital, Ltd., of Irvine, California. From September 2009 until August 2011, Mr. Nahass was a Partner, and served as Managing Director/Chief Operating Office of NMS Capital Asset Management, Inc. (“NMS Capital”). Additionally, while at NMS Capital, Mr. Nahass served as Chief Portfolio Manager of the NMS Platinum Funds, LLC. From February 1995 until April 2007, Mr. Nahass was employed in various positions at Morgan Stanley Smith Barney, where his last position was Senior Vice President and Complex Manager, where he directly managed over 200 financial advisors with approximately $20 billion in assets under management. With over 20 years of financial services experience, Mr. Nahass has been and is responsible for private client services, business development, regulatory compliance and strategic development. Mr. Nahass holds a B.S. in Business Administration (1988) from Fairleigh Dickenson University. In addition, he held NASD Series 3 (National Commodity Futures), Series 7 (General Securities Representative), Series 8 (Supervisory), Series 31 (Managed Futures), and Series 65 (Investment Advisor Representative) licenses. Mr. Nahass’ background in investment banking led to our conclusion that he should serve as director in light of our business and structure.

Steven J. Ross - Mr. Ross has served as a Director since July 23, 2012, and has over 30 years of senior management experience, ranging from high growth private companies to multi-billion-dollar divisions of public enterprises. His experience also includes service on numerous public and private Boards. He is known as a problem solver who has demonstrated leadership and consistent results in challenging business situations across multiple industries. Mr. Ross has been CEO of Ecolane since June 2013. Ecolane is a Helsinki, Finland-based software company, providing disruptive, specialized software and support services for transportation scheduling, dispatching and tracking. US operations are headquartered in Wayne, PA, where the company supports statewide contracts in PA, NE, NC and OH and numerous state and local transportation agencies throughout the country. Ecolane was acquired by National Express PLC, a British publicly-traded leading international transportation company in June 2016, generating greater than 500% returns for Ecolane investors.

Prior to leading Ecolane, Mr. Ross was a Managing Director at MTN Capital Partners, a New York-based Private Equity firm, and Managing Partner of Belcourt Associates. Previously, Mr. Ross was CEO of National Investment Managers from 2006 until its sale to a Private Equity firm in 2011. Under Mr. Ross’ leadership, the company became the largest independent retirement services company in the country with over $11 billion in assets under administration and operations in 17 cities in the United States. Between 2001 and 2006, Mr. Ross served as Chairman and CEO of DynTek. During his tenure, he successfully transitioned the company from a $5 million software development company into a leading provider of information technology services with annual revenues of over $100 million. From 1998 to 2001, Mr. Ross was Vice President and General Manager of the Computer Systems Division of Toshiba America with overall responsibility for Toshiba’s $3 billion computer business in the US and South America. Prior to joining Toshiba, from 1996 to 1998, Mr. Ross served as President & General Manager - Computer Reseller Division and President of Corporate Marketing at Inacom, a $7 billion Fortune 500 provider of computer products and services. Prior to his employment at Inacom, Mr. Ross served as Senior Vice President, Sales & Business Development, for Intelligent Electronics. Mr. Ross has also held senior management positions at Dell Computer Corporation and PTXI/Bull HN Information Systems. Mr. Ross has served as Vice-Chairman of the Board of the Computing Technology Industry Association (COMPTIA) and on the board of the US Internet Industry Association (USIIA). He also served on the Board of the national Cristina Foundation, and as a member of the Harvard Club of Orange County and the Harvard Business School Association of Orange County.

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He is an active alumnus of Harvard University and a graduate of the Advanced Management Program at Harvard Business School. Steve has appeared as an industry and corporate spokesperson in numerous business and trade publications and events and was named #14 in Smart Reseller’s annual listing of top 50 computer industry executives.

Alan Gladstone - Mr. Gladstone has served as a Director since November 15, 2017. Mr. Gladstone was the Founder and served as the President, Chief Executive Officer, and Chairman of the Board of Anna’s Linens, Inc., a specialty retailer of home textiles and home decoration items, from 1987 - 2014. During his tenure at Anna’s Linens, he grew the business to 305 stores in 23 states with over $200 million in annual revenues. He managed a team of 12 executives and over 3,500 employees and oversaw the company’s M&A strategy. Anna’s Linens was ranked the 13th largest seller of home textiles nationally in 2013 on June 14, 2015, Anna’s Linens filed a petition in the United States Bankruptcy Court for the Central District of California seeking relief under Chapter 11 of the United States Bankruptcy Code. Prior to his time at Anna’s Linens, he was a self-employed retail business consultant, where he counted Vons grocery stores, T.G. &Y., and Cook United, Inc., in his client base. He was also President of Home Front, a division of United States Shoe Corporation, from 1983 to 1986, where he led a team of 800 employees. In this role, he led the profitable growth of the business from 21 stores to 105 stores and grew annual sales from $40 million to $400 million. Mr. Gladstone has a BS in Economics from the University of California, Irvine. Mr. Gladstone’s entrepreneurial experience and success in retail led to our conclusion that he should serve as a Director and Chairman of the Compensation Committee in light of our business and structure.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Director Independence

The Board reviews the independence of each Director at least annually. During these reviews, the Board will consider transactions and relationships between each Director (and his immediate family and affiliates) and the Company and our management to determine whether any such transactions or relationships are inconsistent with a determination that the Director was independent. The Board determined that Messrs. Ross and Gladstone are independent Directors. The determination of independence of directors has been made using the definition of “independent director” contained in Section 5605 of The NASDAQ Stock Market Rules.

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Board Meetings

Our Board held 5 formal meetings during the year ended December 31, 2018, at which time each then-serving Director was present. All other proceedings of our Board were conducted by resolutions consented to in writing by all of the Directors and filed with the minutes of the proceedings of the Board.

Attendance at Annual Meeting

Although the Company does not have a policy with respect to attendance by members of the Board at its annual meeting of stockholders, Directors are encouraged to attend.

Committees

Audit Committee. On November 4, 2015, the Board established an audit committee (the “Audit Committee”) and approved and adopted a charter (the “Audit Committee Charter”) to govern the Audit Committee. Mr. Ross was appointed to serve on the Audit Committee during 2016 and was designated as Chairman. Mr. Gladstone was appointed to serve on the Audit Committee during 2017. The Board has determined that Mr. Ross qualifies as an “audit committee financial expert” as defined under applicable SEC rules, and each member of the Audit Committee meets the independence requirements of The NASDAQ Stock Market, LLC (“NASDAQ”) and the Securities and Exchange Commission (the “SEC”). The Audit Committee met nine (9) times during 2018. Each member of the Audit Committee attended each meeting during his tenure as a Director. In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee Charter, the primary function of the Audit Committee is to assist the Board in its general oversight of our accounting and financial reporting processes, audits of our financial statements, and internal control and audit functions. The Audit Committee Charter can be found online at http://ir.terratechcorp.com/goverance-docs.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2018 with our management and Marcum. The Audit Committee has also discussed with Marcum the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence and has discussed with Marcum its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

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Compensation Committee. On November 4, 2015, the Board established the Compensation Committee and approved and adopted a charter (the “Compensation Committee Charter”). Mr. Ross was appointed to serve on the Compensation Committee during 2016 and was designated as Chairman until Mr. Gladstone was appointed to the Compensation Committee in 2017 and, thereupon, became its Chairman. Each member of the Compensation Committee meets the independence requirements of NASDAQ and the SEC, is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee held one (1) meeting during 2018. Each member of the Compensation Committee attended each meeting during his tenure as a Director. In addition to the enumerated responsibilities of the Compensation Committee in the Compensation Committee Charter, the primary function of the Compensation Committee is to oversee the compensation of our executives, prepare an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advise the Board on the adoption of policies that govern our compensation programs. The Compensation Committee Charter may be found online at http://ir.terratechcorp.com/governance-docs.

Nominating and Corporate Governance Committee. On November 4, 2015, the Board established the Nominating Committee and approved and adopted a charter (the “Nominating Committee Charter”). Mr. Ross was appointed to serve on the Nominating Committee during 2016 and was designated as Chairman. Mr. Gladstone was appointed to serve on the Nominating Committee during 2017. Each member of the Nominating Committee meets the independence requirements of NASDAQ and the SEC. The Nominating Committee held one (1) meeting during 2018. Each member of the Nominating Committee attended each meeting during his tenure as a Director. In addition to the enumerated responsibilities of the Nominating Committee in the Nominating Committee Charter, the primary function of the Nominating Committee is to determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review our policies and programs that relate to matters of corporate responsibility, including public issues of significance to us and our stockholders, and any other related matters required by federal securities laws. The Nominating Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications. The charter of the Nominating and Corporate Governance Committee may be found may be found online at http://ir.terratechcorp.com/governance-docs.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled Compensation Discussion and Analysis be included in the Proxy Statement.

Mr. Ross and Mr. Gladstone, were members of the Compensation Committee during 2018.

Compensation Committee Interlocks and Insider Participation

Messrs. Ross and Gladstone were members of the Compensation Committee during 2018. None of the members of the Compensation Committee is or has been an executive officer of the Company. Relationships requiring disclosure under Item 404 of SEC Regulation S-K between the Company and Mr. Ross and Mr. Gladstone and disclosed below under Certain Relationships and Related Transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2018.

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Board Leadership Structure

The Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate. Mr. Peterson currently serves as our Chief Executive Officer and Chairman of the Board. The Board has considered its leadership structure and believes at this time that the Company and its stockholders are best served by having Mr. Peterson serve in these positions. The Board expects to review its leadership structure periodically to ensure that it continues to meet our needs.

The Board’s Role in Risk Oversight

The Board oversees the risk management of the Company. The full Board, as supplemented by the appropriate Board committee in the case of risks that are overseen by a particular committee, reviews information provided by management in order for the Board to oversee risk identification, risk management, and risk mitigation strategies. Our Board committees assist the full Board’s oversight of our material risks by focusing on risks related to the particular area of concentration of the relevant committee. For example, our Compensation Committee oversees risks related to our executive compensation plans and arrangements; our Audit Committee oversees the financial reporting and control risks; and our Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board and potential conflicts of interest. Each committee reports on these discussions of the applicable relevant risks to the full Board during the committee reports portion of the Board meeting, as appropriate. The full Board incorporates the insight provided by these reports into its overall risk management analysis.

Code of Ethics

On November 4, 2015, our Board approved and adopted a Code of Ethics (the “Code of Ethics”) that applies to all of our Directors, officers, and employees, including our principal executive officer and principal financial officer. The Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure by us; competition and fair dealing; corporate opportunities; confidentiality; insider trading; protection and proper use of our assets; fair treatment; and reporting suspected illegal or unethical behavior. The Code of Ethics is available on our website at http://ir.terratechcorp.com/governance-docs.

Communication with the Board of Directors

Security holders may send communications to Board by writing to Terra Tech Corp., 2040 Main Street, Suite 225, Irvine, California 92614, Attention: Board of Directors, or to any specified Director. Any correspondence received at the foregoing address to the attention of one or more Directors is promptly forwarded to such Director or Directors.

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Certain Relationships and Related Transactions

Except as described below, during the past two fiscal years, there have been no transactions, whether directly or indirectly, between the Company and any of its respective officers, directors, beneficial owners of more than 5% of its outstanding Common Stock or their family members, that exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years. The Board has adopted a written policy for approval of those transactions between the Company and those individuals. The policy provides that the independent Directors review transactions subject to the policy and determine whether or not to approve or ratify those transactions. In reviewing transactions subject to the policy, the independent Directors consider, among other factors, the related person’s interest in the transaction, the dollar value of the amount involved in the transaction, the dollar value of the amount of the related person’s interest in the transaction, whether the transaction was undertaken in the ordinary course of business, whether the transaction is proposed to be entered into on terms no less favorable than terms that could have been reached with an unrelated third-party, and the purpose of, and the potential benefits of, the transaction.

The Company leases the land in Belvidere, New Jersey, on which the Company’s subsidiary, Edible Garden Corp.’s (“Edible Garden”) greenhouse structure is situated. The land is being leased from Whitetown Realty, LLC, an entity in which David Vande Vrede and Greda Vande Vrede own interests. David Vande Vrede and Greda Vande Vrede are the parents of one of the Company’s former directors, Kenneth Vande Vrede. The lease commenced on January 1, 2015 and expires December 31, 2029. The current monthly lease amount is $14,859 and increases 1.5% each calendar year.

On May 7, 2013, Edible Garden entered into a letter agreement with Gro-Rite related to Edible Garden’s right to purchase and distribute a majority of Gro-Rite’s plant products. During the year ended December 31, 2018, the agreement was still in effect. Gro-Rite is affiliated with one of the Company’s former directors, Kenneth Vande Vrede. Edible Garden receives a valuable strategic partnership through this letter agreement.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information relating to compensation for the Company’s Chief Executive Officer, Chief Financial Officer and our two other most highly compensated executive officers (collectively, the “Named Executive Officers”) for the fiscal years ended December 31, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (5)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation (6)	Total

Derek Peterson (1)	2018	$300,000	$100,000	$30,911	$648,649	$-	$-	$19,610	$1,099,170
Chief Executive Officer and	2017	$200,000	$-	$61,001	$91,166	$-	$-	$8,610	$360,777
Chairman of the Board	2016	$78,000	$100,000	$-	$31,252	$-	$-	$6,000	$215,252

Michael Nahass (2)	2018	$275,000	$100,000	$21,318	$642,967	$-	$-	$19,610	$1,058,895
President, Chief Operating	2017	$200,000	$-	$45,824	$85,483	$-	$-	$8,610	$339,917
Officer, Secretary, Treasurer, and Director	2016	$150,000	$115,000	$-	$25,570	$-	$-	$6,000	$296,570

Kenneth	2018	$68,525	$-	$21,318	$143,606	$-	$-	$2,000	$235,449
Vande Vrede (3)	2017	$200,000	$-	$45,824	$84,063	$-	$-	$6,000	$335,887
Chief Agricultural Officer and Director	2016	$140,000	$100,000	$-	$24,149	$-	$-	$6,000	$270,149

Michael James (4)	2018	$250,000	$90,000	$21,318	$421,616	$-	$-	$17,000	$799,934
Chief Financial Officer	2017	$200,000	$-	$1,081,230	$85,483	$-	$-	$6,000	$1,372,713
	2016	$150,000	$110,000	$715,038	$25.570	$-	$-	$6,000	$1,006,608

____________

(1)	Appointed President, Chief Executive Officer, and Chairman of the Board on February 9, 2012. Served as President until November 6, 2017.
(2)

Appointed director on January 26, 2012. Appointed Secretary and Treasurer on July 20, 2015. Served as President, Secretary, and Treasurer from January 26, 2012 until February 9, 2012. Appointed President and Chief Operating Officer on November 6, 2017.

(3)

Appointed Chief Operating Officer and director on February 25, 2013. Served as Chief Operating Officer until November 6, 2017 and was appointed Chief Agricultural Officer on November 6, 2017. On April 13, 2018 Mr. Van Vrede was terminated as the Chief Agricultural Officer and on April 20, 2018 resigned as a member of the Board of Directors.

(4)	Appointed Chief Financial Officer on February 9, 2012.
(5)

For valuation purposes, the dollar amount shown represents the aggregate award date fair value of awards made in fiscal 2018, 2017 and 2016 computed in accordance with FASB ASC Topic 718, “Stock Compensation”. The fair value is calculated based on the closing price of the Common Stock on the grant dates. The number of shares granted, the grant date, and the market price of such shares for each Named Executive Officer is set forth below.

(6)

The amounts disclosed represent a car allowance of $500 per month for each officer and health club memberships in the amount of $2,610 for each of Mr. Peterson and Mr. Nahass. The amount also includes an $11,000 401K match in 2018 for each of Mr. Peterson, Mr. Nahass and Mr. James.

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Narrative Disclosure to Summary Compensation Table

Overview

The following is a narrative discussion of the information that the Company believes is necessary to understand the information disclosed in the foregoing Summary Compensation Table with respect to fiscal years 2018, 2017 and 2016.

On January 12, 2016, the Company adopted the 2016 Equity Incentive Plan (the “Plan”). The Company’s stockholders approved the Plan at the Company’s Annual Meeting of Stockholders held on September 26, 2016. Pursuant to the terms of the Plan, the maximum number of shares of Common Stock available for the grant of awards under the Plan cannot exceed 2,000,000 (adjusted based on 1 for 15 reverse stock split on March 13, 2018).

No options were exercised during the year ended December 31, 2018. A total of 436,667 options were forfeited during the year ended December 31, 2018.

Derek Peterson

Mr. Peterson earned total cash compensation for his services to us in fiscal 2018, 2017 and 2016 in the amounts of $300,000, $200,000 and $78,000, respectively, which represent his annual base salary for fiscal 2018, 2017 and 2016, and bonuses in the amounts of $100,000, $0 and $100,000 for fiscal 2018, 2017 and 2016, respectively. The base salary paid to Mr. Peterson for fiscal 2018, 2017 and 2016 constituted approximately 27.57%, 55.44% and 36.24%, respectively, of the total compensation paid to Mr. Peterson as set forth in the “Total” column in the Summary Compensation Table.

On December 11, 2018, we granted Mr. Peterson a ten-year option to acquire 1,500,000 shares of Common Stock at $1.00 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-twelfth (1/12) vested. On July 30, 2018, we granted Mr. Peterson a ten-year option to acquire 275,000 shares of Common Stock at $2.02 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-sixth (1/6) vested. On January 15, 2018, we granted Mr. Peterson a ten-year option to acquire 266,667 shares of Common Stock at $4.3875 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-third (1/3) vested. On May 24, 2017, we granted Mr. Peterson a ten-year option to acquire 100,000 shares of Common Stock at $2.54 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was seven-twelfths (7/12) vested. On January 8, 2016, we granted Mr. Peterson a ten-year option to acquire 73,333 shares of Common Stock at $1.35 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one hundred percent (100%) vested.

On January 18, 2018, we issued to Mr. Peterson 6,245 shares of Common Stock. The price per share was $4.95, as reported on the OTC Market Group, Inc.’s OTCQX tier on January 18, 2018. On June 30, 2017, we issued to Mr. Peterson 21,666 shares of Common Stock. The price per share was $2.82, as reported on the OTC Market Group, Inc.’s OTCQX tier on June 30, 2017.

Mr. Peterson also received $6,000, as set forth in the “All Other Compensation” column, which represents a car allowance of $500 per month, during fiscal 2018, 2017 and 2016. In 2018 and 2017, Mr. Peterson also received $2,610 for health club memberships for his wife and him.

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Michael Nahass

Mr. Nahass earned total cash compensation for his services to us in fiscal 2018, 2017 and 2016 in the amounts of $275,000, $200,000 and $150,000, respectively, which represent his annual base salary for fiscal 2018, 2017 and 2016, and bonuses in the amounts of $100,000, $0 and $115,000 for fiscal 2018, 2017 and 2016, respectively. The salary paid to Mr. Nahass for fiscal 2018, 2017 and 2016 constituted approximately 26.24%, 58.84% and 50.58%, respectively, of the total compensation paid to Mr. Nahass as set forth in the “Total” column in the Summary Compensation Table.

On December 11, 2018, we granted Mr. Nahass a ten-year option to acquire 1,500,000 shares of Common Stock at $1.00 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-twelfth (1/12) vested. On July 30, 2018, we granted Mr. Nahass a ten-year option to acquire 275,000 shares of Common Stock at $2.02 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-sixth (1/6) vested. On January 15, 2018, we granted Mr. Nahass a ten-year option to acquire 266,667 shares of Common Stock at $4.3875 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-third (1/3) vested. On May 24, 2017, we granted Mr. Nahass a ten-year option to acquire 100,000 shares of Common Stock at $2.54 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was seven-twelfths (7/12) vested. On January 8, 2016, we granted Mr. Nahass a ten-year option to acquire 60,000 shares of Common Stock at $1.35 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 201,8 the option was one hundred percent (100%) vested.

On January 18, 2018, we issued to Mr. Nahass 4,307 shares of Common Stock. The price per share was $4.95, as reported on the OTC Market Group, Inc.’s OTCQX tier on January 18, 2018. On June 30, 2017, we issued to Mr. Nahass 16,276 shares of Common Stock. The price per share was $2.82, as reported on the OTC Market Group, Inc.’s OTCQX tier on June 30, 2017. On July 21, 2015, we issued to Mr. Nahass 30,000 shares of Common Stock. The price per share was $1.28, as reported on the OTC Market Group, Inc.’s OTCQB tier on July 21, 2015. On July 9, 2014, we issued to Mr. Nahass 32,680 shares of Common Stock. The price per share was $7.95, as reported on the OTC Market Group, Inc.’s OTCQB tier on July 9, 2014. On December 23, 2014, we issued to Mr. Nahass 36,667 shares of Series B Preferred Stock, which were convertible into 197,425 shares of Common Stock. We valued the issuance of Series B Preferred Stock using the market price of our Common Stock as reported on the OTC Market Group, Inc.’s OTCQB tier on December 23, 2014, which was $4.04 per share of Common Stock.

Mr. Nahass also received $6,000, as set forth in the “All Other Compensation” column, which represents a car allowance of $500 per month, during fiscal 2018, 2017 and 2016. In 2018 and 2017, Mr. Nahass also received $2,610 for health club memberships for his wife and him.

Kenneth Vande Vrede

Mr. Vande Vrede earned total cash compensation for his services to us in fiscal 2018, 2017 and 2016 in the amounts of $68,525, $200,000 and $140,000, respectively, which represent his annual base salary for fiscal 2018, 2017 and 2016, and bonuses in the amounts of $0, $0 and $100,000 for fiscal 2018, 2017 and 2016, respectively. The base salary paid to Mr. Vande Vrede for fiscal 2018, 2017 and 2016 constituted approximately 29.10%, 59.54% and 51.82%, respectively, of the total compensation paid to Mr. Vande Vrede as set forth in the “Total” column in the Summary Compensation Table.

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On January 15, 2018, we granted Mr. Vande Vrede a ten-year option to acquire 66,667 shares of Common Stock at $4.3875 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option had expired. On May 24, 2017, we granted Mr. Vande Vrede a ten-year option to acquire 100,000 shares of Common Stock at $2.54 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option had expired. On January 8, 2016, we granted Mr. Vande Vrede a ten-year option to acquire 56,667 shares of Common Stock at $1.35 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option had expired.

On January 18, 2018, we issued to Mr. Vande Vrede 4,307 shares of Common Stock. The price per share was $4.95, as reported on the OTC Market Group, Inc.’s OTCQX tier on January 18, 2018. On June 30, 2017, we issued to Mr. Vande Vrede 16,276 shares of Common Stock. The price per share was $2.82, as reported on the OTC Market Group, Inc.’s OTCQX tier on June 30, 2017. On July 21, 2015, we issued to Mr. Vande Vrede 28,333 shares of Common Stock. The price per share was $1.28, as reported on the OTC Market Group, Inc.’s OTCQB tier on July 21, 2015. On July 9, 2014, we issued to Mr. Vande Vrede 29,630 shares of Common Stock. The price per share was $7.95, as reported on the OTC Market Group, Inc.’s OTCQB tier on July 9, 2014.

Mr. Vande Vrede received $2,000, $6,000 and $6,000, as set forth in the “All Other Compensation” column, which represents a car allowance of $500 per month, during fiscal 2018, 2017 and 2016, respectively.

Mr. Vande Vrede was terminated as an employee on April 13, 2018.

Michael James

Mr. James earned total cash compensation for his services to us in fiscal 2018, 2017 and 2016 in the amounts of $250,000, $200,000 and $150,000, respectively, which represent his annual base salary for fiscal 2018, 2017 and 2016, and bonuses in the amounts of $90,000, $0 and $110,000 for fiscal 2018, 2017 and 2016, respectively. The base salary paid to Mr. James for fiscal 2018, 2017 and 2016 constituted approximately 31.69%, 14.57% and 14.90%, respectively, of the total compensation paid to Mr. James as set forth in the “Total” column in the Summary Compensation Table.

On December 11, 2018, we granted Mr. James a ten-year option to acquire 1,200,000 shares of Common Stock at $1.00 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-twelfth (1/12) vested. On July 30, 2018, we granted Mr. James a ten-year option to acquire 190,000 shares of Common Stock at $2.02 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-sixth (1/6) vested. On January 15, 2018, we granted Mr. James a ten-year option to acquire 133,333 shares of Common Stock at $4.3875 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one-third (1/3) vested. On May 24, 2017, we granted Mr. James a ten-year option to acquire 100,000 shares of Common Stock at $2.54 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was seven-twelfths (7/12) vested. On January 8, 2016, we granted Mr. James a ten-year option to acquire 60,000 shares of Common Stock at $1.35 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100%) vested. As of December 31, 2018, the option was one hundred percent (100%) vested.

On January 18, 2018, we issued to Mr. James 4,307 shares of Common Stock. The price per share was $4.95, as reported on the OTC Market Group, Inc.’s OTCQX tier on January 18, 2018. On January 6, 2017, we also issued to Mr. James 40,000 shares of Series B Preferred Stock which were convertible into 215,373 shares of Common Stock. We valued the issuance of Series B Preferred Stock using the market price of our Common Stock as reported on the OTC Market Group, Inc.’s OTCQX tier on January 6, 2017, which was $4.81 per share of Common Stock. On June 30, 2017, we issued to Mr. James 16,276 shares of Common Stock. The price per share was $2.82, as reported on the OTC Market Group, Inc.’s OTCQX tier on June 30, 2017. On September 23, 2016, we also issued to Mr. James 10,077 shares of Series B Preferred Stock and nine shares of Series Z Preferred Stock, which, directly or indirectly, were convertible into 143,582 shares of Common Stock. We valued the issuances of Series B Preferred Stock and Series Z Preferred Stock using the market price of our Common Stock as reported on the OTC Market Group, Inc.’s OTCQX tier on September 23, 2016, which was $4.98 per share of Common Stock.

Mr. James also received $6,000, as set forth in the “All Other Compensation” column, which represents a car allowance of $500 per month, during fiscal 2018, 2017 and 2016.

16

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executive officers required to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee reviews and approves the compensation arrangements for our executive officers, administers our equity compensation plan, and reviews the Board’s compensation. The Compensation Committee’s authority may not be delegated to our management or others. The Company does not use a compensation consultant to determine or recommend the amount or form of executive and director compensation.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each executive officer’s compensation contingent upon our performance, as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) bonus and long-term equity incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. Based on the foregoing objectives, the Compensation Committee has structured compensation of our executive officers to achieve the business goals set by us and reward the executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

17

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

•	the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers;

•	the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer; and

•	our annual performance with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan. The Compensation Committee also considers the results of the most recent shareholder advisory vote on executive compensation.

Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual bonus awards, and long-term equity incentive awards for our executive officers.

2018 Executive Compensation Components.

For the year ended December 31, 2018, the principal components of compensation for executive officers were: (i) base salary and (ii) bonus and long-term equity incentive awards.

Base Salaries. Base salaries are determined for each executive officer based on his individual qualifications and relevant experience, the strategic goals which he was responsible for and other incentives necessary to attract and retain qualified management. Salary levels are reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to base salaries are based on the annual reviews conducted by the Chief Executive Officer, for all executive officers other than him, the annual review conducted by the Compensation Committee with respect to the Chief Executive Officer, and the Compensation Committee’s assessment of each individual executive’s performance.

Bonuses and Long-Term Equity Incentive Awards. We provide executive officers and other key employees with incentive compensation to incentivize and reward them for high performance and achievement of certain Company goals. The bonus program is designed to reward our executive officers for achieving certain financial objections tied to growth and profitability set each year by the Compensation Committee. The long-term equity incentive awards are designed to reward executive officers for achieving strategic milestones, as well as for retaining executive officers and other key employees.

18

Cash bonuses are periodically award to our employees and to members of our management team. Such bonuses are discretionary in nature, and are based primarily on subjective criteria, such as overall company performance, both financial and operational, successful completion or implementation of process improvement goals, and individual performance merit. On occasion, we have paid small, sign-on bonuses to new employees as part of the hiring process. The dollar value of cash bonuses, other than sign-on bonuses, is determined by our Chief Executive Officer and submitted to the Compensation Committee for discussion and consideration.

The Compensation Committee has the latitude to award our executive officers, or other key employees, stock options. Stock options are awarded under the 2016 Equity Incentive Plan. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. Options are awarded at the closing price of the Company’s stock on the date of the grant.

For the year ended December 31, 2018, the Compensation Committee granted stock options to the executive officers as disclosed in the Narrative Discussion of Summary Compensation section above.

Retirement Benefits. Our executive officers are eligible to participate in our health and welfare programs, 401(k) plan, matching gifts program, vacation cash-out, and other benefit programs on the same basis as other employees.

Executive Compensation and Risk. Although a substantial portion of the compensation paid to our executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our executive officers because these programs are designed to encourage our executive officers to remain focused on both the short-term and long-term operational and financial goals of the Company. We achieve this balance through a combination of elements in our overall compensation plans, including: elements that reward different aspects of short-term and long-term performance; incentive compensation that rewards performance on a variety of different measures; and cash awards and stock option awards, all to encourage alignment with the interests of stockholders.

Employment Agreements and Change of Control Agreements

On July 1, 2019, the Company entered into employment agreements (“Employment Agreements”) with each of its’ Executive Officers.

The Employment Agreement entered into with the Company’s Chief Executive Officer, Derek Peterson (the “Peterson Agreement”), is for a term of three years and beginning on the third anniversary of signing shall be automatically extended for successive one (1) year periods, unless the Company or Mr. Peterson provides the other at least ninety (90) days prior written notice before the next renewal term, that the term shall not be extended. Mr. Peterson’s base salary shall be Three Hundred Nine Thousand Dollars ($309,000) and he shall also be eligible for a performance bonus equal to 100% of his base salary (“Peterson Target Performance Bonus”). The Peterson Target Performance Bonus shall be based on performance and achievement of Company goals and objectives as defined by the Board of Directors or Compensation Committee and may be greater or less than the Peterson Target Performance Bonus.

The Employment Agreement entered into with the Company’s President & Chief Operating Officer, Michael Nahass (the “Nahass Agreement”), is for a term of three years and beginning on the third anniversary of signing shall be automatically extended for successive one (1) year periods, unless the Company or Mr. Nahass provides the other at least ninety (90) days prior written notice before the next renewal term, that the term shall not be extended. Mr. Nahass’ base salary shall be Two Hundred Eighty-Three Thousand Two Hundred Fifty Dollars ($283,250) and he shall also be eligible for a performance bonus equal to 100% of his base salary (“Nahass Target Performance Bonus”). The Nahass Target Performance Bonus shall be based on performance and achievement of Company goals and objectives as defined by the Board of Directors or Compensation Committee and may be greater or less than the Nahass Target Performance Bonus.

In the event of termination by the Company without cause or by Mr. Peterson or Mr. Nahass for good reason or in the event of a change of control (“Qualified Termination”), Mr. Peterson and Mr. Nahass shall be eligible for the following severance benefits (“Severance Benefits”); (i) the greater of (i) the remaining compensation during the initial term of the James Agreement or (ii) an amount equal to two (2) times their then current annual base salary, paid in equal installments over a two (2) month period beginning with the first normal payroll period after the effective date of the Qualified Termination, less any taxes and withholding as may be necessary pursuant to law; and (ii) a number of shares of the Common Stock (or the common stock of a successor company following a change of control) with an aggregate value of Two Million Dollars ($2,000,000) (the “Stock Severance”) calculated by dividing (a) $2,000,000 by (b) the Fair Market Value (as defined in the Company’s 2018 Equity Incentive Plan (the “Plan”)) of a share of the Company’s common stock on the date of termination of employment. Notwithstanding the foregoing, Mr. Peterson and Mr. Nahass shall not be entitled to the Stock Severance if the total market capitalization of the Company (defined as the number of outstanding shares multiplied by the Fair Market Value of a share of common stock) on the date of termination of employment is less than $65 million.

19

The Employment Agreement entered into with the Company’s Chief Financial Officer, Michael James (the “James Agreement”), is for a term of three years and beginning on the third anniversary of signing shall be automatically extended for successive one (1) year periods, unless the Company or Mr. James provides the other at least ninety (90) days prior written notice before the next renewal term, that the term shall not be extended. Mr. James’ base salary shall be Two Hundred Fifty-Seven Thousand Five Hundred Dollars ($257,500) and he shall also be eligible for a performance bonus equal to 60% of his base salary (“James Target Performance Bonus”). The James Target Performance Bonus shall be based on performance and achievement of Company goals and objectives as defined by the Board of Directors or Compensation Committee and may be greater or less than the James Target Performance Bonus.

In the event of a Qualified Termination, Mr. James shall be eligible for the following Severance Benefits; (i) the greater of (i) the remaining compensation during the initial term of the James Agreement or (ii) two (2) times Mr. James’ then current annual base salary, paid in equal installments over a two (2) month period beginning with the first normal payroll period after the effective date of the Qualified Termination, less any taxes and withholding as may be necessary pursuant to law; and (ii) a number of shares of the Common Stock (or the common stock of a successor company following a change of control) with an aggregate value of One Million Two hundred Thousand Dollars ($1,200,000) (the “Stock Severance”) calculated by dividing (a) $1,200,000 by (b) the Fair Market Value (as defined in the Plan) of a share of the Company’s common stock on the date of termination of employment. Notwithstanding the foregoing, Mr. James shall not be entitled to the Stock Severance if the total market capitalization of the Company (defined as the number of outstanding shares multiplied by the Fair Market Value of a share of common stock) on the date of termination of employment is less than $65 million.

Equity Awards

On January 12, 2016, the Company adopted the 2016 Equity Incentive Plan (the “Plan”), and the Company’s stockholders approved the Plan at the annual meeting of stockholders that was held on September 26, 2016. Pursuant to the terms of the Plan, the maximum number of shares of Common Stock available for the grant of awards under the Plan shall not exceed 2,000,000 (adjusted based on 1 for 15 reverse stock split on March 13, 2018). During the years ended December 31, 2017 and 2016, the Company granted ten-year options to directors, officers, and employees, pursuant to which such individuals are entitled to exercise options to purchase an aggregate of up to 0.73 million and 0.45 million shares of Common Stock, respectively. The options have exercise prices of $1.35 - $5.10 per share, and generally vest quarterly over a three-year period. The Company had no outstanding equity awards as of the fiscal year ended December 31, 2015.

On December 11, 2018, the Company adopted the 2018 Equity Incentive Plan (the “2018 Plan”). In addition, the Board approved the forms of stock option agreement to be used by participants under the 2018 Plan.

The number of shares of the Company’s common stock which may be issued from time to time pursuant to the 2018 Plan shall be the sum of: 6,600,000 shares, plus (ii) any shares of common stock that are represented by awards granted under the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) that are forfeited, expire or are cancelled without delivery of shares of common stock or which result in the forfeiture of shares of common stock back to the Company on or after December 11, 2018, or the equivalent of such number of shares after the administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with the terms of the 2018 Plan; provided, however, that no more than 2,000,000 shares shall be added to the 2018 Plan pursuant to subsection (ii). If the Company’s capital structure changes because of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, the number of shares that can be issued under the 2018 Plan will be appropriately adjusted. The 2018 Plan permits the award of stock options (both incentive and non-qualified options), shares of common stock, and other equity or equity-based awards.

On June 20, 2019, the Company adopted the Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”). In addition, the Board approved the forms of stock option agreement to be used by participants under the 2018 Plan.

The number of shares of the Company’s common stock which may be issued from time to time pursuant to the 2018 Plan shall be the sum of: 13,000,000 shares, plus (ii) any shares of common stock that are represented by awards granted under the Company’s 2016 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of common stock or which result in the forfeiture of shares of common stock back to the Company on or after December 11, 2018, or the equivalent of such number of shares after the administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with the terms of the 2018 Plan; provided, however, that no more than 2,000,000 shares shall be added to the 2018 Plan pursuant to subsection (ii). If the Company’s capital structure changes because of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, the number of shares that can be issued under the 2018 Plan will be appropriately adjusted. The 2018 Plan permits the award of stock options (both incentive and non-qualified options), shares of common stock, and other equity or equity-based awards.

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Grants of Plan-Based Awards

The following table shows information regarding the incentive awards granted to the named executive officers for 2018.

				Grant Date
		Number of	Exercise Price of	Fair Value of
Executive	Grant Date	Option Awards	Option Award	Option Award
Derek Peterson	December 11, 2018	1,500,000	$1.0000	$1,271,846
	July 30, 2018	275,000	$2.0200	$490,574
	January 15, 2018	266,667	$4.3875	$1,049,287

Michael Nahass	December 11, 2018	1,500,000	$1.0000	$1,271,846
	July 30, 2018	275,000	$2.0200	$490,574
	January 15, 2018	266,667	$4.3875	$1,049,287

Michael James	December 11, 2018	1,200,000	$1.0000	$1,017,477
	July 30, 2018	190,000	$2.0200	$338,942
	January 15, 2018	133,333	$4.3875	$524,644

Kenneth Vande Vrede (1)	January 15, 2018	66,667	$4.3875	$262,322

__________

(1)

On April 13, 2018 Mr. Vande Vrede was terminated as the Chief Agricultural Officer and on April 20, 2018 resigned as a member of the Board of Directors. The options awarded to Mr. Vande Vrede have been forfeited.

The above options were granted under the Company’s 2016 Equity Incentive Plan at the market price on the date of the grant. The options are for ten years and vest equally over twelve quarters.

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Outstanding Equity Awards at Fiscal Year-End 2018

During the years ended December 31, 2018 and 2017 we granted certain Directors, Officers and Employees ten-year options to acquire 731,065 and 446,667 shares of the Common Stock at exercise prices ranging from $1.35 to $5.10 per share. The options are in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the options are one hundred percent (100%) vested. We had no outstanding equity awards as of the fiscal year ended December 31, 2015.

	OPTION AWARDS
Name	Number of securities underlying unexercised options Number Exercisable	Number of securities underlying unexercised options Number Unexercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options number	Option Exercise Price	Option Expiration Date

Derek Peterson	73,333	-	-	$1.350	January 7, 2026
	58,333	41,667	41,667	$2.535	May 24, 2027
	88,889	177,778	177,778	$4.3875	January 14, 2028
	45,833	229,167	229,167	$2.0200	July 29, 2028
	125,000	1,375,000	1,375,000	$1.0000	December 10, 2028

Michael Nahass	60,000	-	-	$1.350	January 7, 2026
	58,333	41,667	41,667	$2.535	May 24, 2027
	88,889	177,778	177,778	$4.3875	January 14, 2028
	45,833	229,167	229,167	$2.0200	July 29, 2028
	125,000	1,375,000	1,375,000	$1.0000	December 10, 2028

Michael James	60,000	-	-	$1.350	January 7, 2026
	58,333	41,667	41,667	$2.535	May 24, 2027
	44,444	88,889	88,889	$4.3875	January 14, 2028
	31,667	158,333	158,333	$2.0200	July 29, 2028
	100,000	1,100,000	1,100,000	$1.0000	December 10, 2028

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Director Compensation

Director Compensation for Fiscal Year 2018

The following table sets forth director compensation for the year ended December 31, 2018:

	Fees Earned Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
Name (1)	($)	($) (4)	($)	($)	($)	($)	($)

Steven Ross (2)	$100,000	$49,995	$393,778	$-	$-	$-	$543,773
Alan Gladstone (3)	$81,250	$49,995	$797,947	$-	$-	$-	$929,192

______________

(1)

Derek Peterson and Michael Nahass are not included in this table as they were executive officers during fiscal 2018, and thus received no compensation for their service as directors. The compensation of Mr. Peterson and Mr. Nahass as our employees is shown in “Item 11 Executive Compensation – Summary Compensation Table.”

(2)	Appointed as a director on July 23, 2012.
(3)	Appointed as a director on November 15, 2017.
(4)

For valuation purposes, the dollar amount shown represents the aggregate award date fair value of awards made in fiscal 2017 and 2018 computed in accordance with FASB ASC Topic 718, “Stock Compensation”. The fair value is calculated based on the closing price of the Common Stock on the grant dates.

Narrative to Director Compensation Table

The following is a narrative discussion of the material information that we believe is necessary to understand the information disclosed in the previous table. All travel and lodging expenses associated with corporate matters are reimbursed by us, if and when incurred.

Steven J. Ross

Mr. Ross earned cash fees for his services as a director in fiscal 2018 in the amount of $100,000. On July 30, 2017, we issued to Mr. Ross 24,750 shares of Common Stock. The price per share was $2.02, as reported on the OTC Market Group, Inc.’s OTCQX tier on July 30, 2017.

On December 11, 2018, we granted Mr. Ross a ten-year option to acquire 300,000 shares of Common Stock at $1.00 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100.0%) vested. As of December 31, 2018, the option was one-twelfth (1/12) vested. On July 30, 2018, we granted Mr. Ross a ten-year option to acquire 79,750 shares of Common Stock at $2.02 per share. The option is in consideration of the services to be rendered, which vested upon issuance and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100.0%) vested. As of December 31, 2018, the option was one-sixth (1/6) vested

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Alan Gladstone

Mr. Gladstone earned cash fees for his services as a director in fiscal 2018 in the amount of $81,250.

On December 11, 2018, we granted Mr. Gladstone a ten-year option to acquire 600,000 shares of Common Stock at $1.00 per share. The option is in consideration of the services to be rendered, which shall vest and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100.0%) vested. As of December 31, 2018, the option was one-twelfth (1/12) vested. On July 30, 2018, we granted Mr. Gladstone a ten-year option to acquire 124,750 shares of Common Stock at $2.02 per share. The option is in consideration of the services to be rendered, which vested upon issuance and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100.0%) vested. As of December 31, 2018, the option was one-sixth (1/6) vested. On January 30, 2018, we granted Mr. Gladstone a ten-year option to acquire 66,667 shares of Common Stock at $4.68 per share. The option is in consideration of the services to be rendered, which vested upon issuance and become exercisable with respect to one-twelfth (1/12) each quarter until the option is one hundred percent (100.0%) vested. As of December 31, 2018, the option was one-third (1/3) vested.

BENEFICIAL OWNERSHIP OF COMMON STOCK AND PREFERRED STOCK

The following table sets forth certain information as of the Record Date with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each of our directors, nominees for director and executive officers; and (3) all directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 2040 Main Street, Suite 225, Irvine, California 92614.

In computing the number and percentage of shares beneficially owned by each person, we include any shares of Common Stock that could be acquired within 60 days of the Record Date by the conversion or exercise of shares of Series A Preferred Stock or option awards. These shares, however, are not counted in computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Common Stock (1)

Derek Peterson	Common Stock	1,813,258	(2)	1.63%
Michael A. Nahass	Common Stock	3,228,529	(3)	2.8991%
Michael James	Common Stock	1,433,646	(4)	1.30%
Steven Ross	Common Stock	422,840	(5)	*
Alan Gladstone	Common Stock	712,586	(6)	*
All Directors and Executive Officers as a Group (5 persons)		7,610,858		6.70%

________

*	Represents beneficial ownership of less than one percent of the outstanding shares of our Common Stock.
(1)	As of August 8, 2019, we had a total of 109,990,225 shares of Common Stock issued and outstanding.
(2)

Includes 1,093,476 shares of Common Stock with respect to which Mr. Peterson has the right to acquire. Mr. Peterson owns Series A Preferred Stock, which is currently convertible into 4 shares of Common Stock and 1,093,472 vested options to acquire Common Stock. Mr. Peterson disclaims any beneficial ownership interest in the 989,574 shares of Common Stock held by his spouse, Amy Almsteier.

(3)	Includes 1,080,139 shares of Common Stock underlying vested options. Mr. Nahass owns Series A Preferred Stock, which is currently convertible into 4 shares of Common Stock.
(4)	Includes 700,278 shares of Common Stock underlying vested options.
(5)	Includes 325,363 shares of Common Stock underlying vested options.
(6)	Includes451,169 shares of Common Stock underlying vested options.

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The following table sets forth certain information as of the Record Date with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our Series A Preferred Stock; (2) each of our directors, nominees for director and executive officers; and (3) all directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 2040 Main Street, Suite 225, Irvine, California 92614.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Series A Preferred Stock (1)

Derek Peterson	Series A Preferred Stock	4	33%
Michael A. Nahass	Series A Preferred Stock	4	33%
Kenneth Vande Vrede(2) Gro-Rite Garden Center & Florist 30 Hillview Rd, Lincoln Park, NJ 07035	Series A Preferred Stock	4	33%
Michael James	Series A Preferred Stock	-	-
Steven Ross	Series A Preferred Stock	-	-
Alan Gladstone	Series A Preferred Stock	-	-
All Directors and Executive Officers as a Group (6 persons)		12	100%

_________________

(1)	As of the Record Date, the Company had a total of twelve shares of Series A Preferred Stock issued and outstanding.

(2)	On April 13, 2018 Mr. Vande Vrede was terminated as the Chief Agricultural Officer and on April 20, 2018 resigned as a member of the Board of Directors.

There are no arrangements known to the Company, which may at a subsequent date result in a change-in-control.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires executive officers, directors, and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2018, or with respect to such fiscal year, all Section 16(a) filing requirements were timely met.

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PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum has served as independent registered public accounting firm to the Company since August 14, 2018.

The Board has directed management to submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. The decision to appoint Marcum as the new registered public accounting firm was approved by the Company’s Audit Committee.

On August 14, 2018 the Company and Macias Gini & O’Connell LLP (“MGO”) mutually agreed to terminate the engagement of MGO as the Company’s independent registered public accounting firm. The decision to change registered public accounting firms was approved by the Company’s Audit Committee.

The audit reports by MGO on the financial statements of the Company as of and for the years ended December 31, 2016 and December 31, 2017, did not contain an adverse opinion or disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2017 and through the subsequent interim period through August 14, 2018, there were no (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such fiscal years, or (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K, except that MGO advised the Company of material weaknesses involving internal controls and procedures related to (i) Risk Assessment; (ii) Control Environment; (iii) Control Activities, (iv) Information and Communications and (v) Monitoring.

During the Company’s two most recent fiscal years and until not earlier than August 14, 2018, neither the Company nor anyone on its behalf consulted with Marcum with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Although stockholder ratification of this appointment is neither required by law nor binding on the Audit Committee, the Audit Committee believes that stockholders should be given the opportunity to express their views. If the stockholders do not ratify the appointment of Marcum as the Company’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Marcum. Representatives of Marcum will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MARCUM LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019.

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Other Independent Registered Accounting Firm Information

Principal Accounting Fees and Services

The following table presents fees paid or to be paid for professional audit services rendered by Marcum for the audit of our annual financial statements and fees billed for other services rendered by Marcum for the years ended December 31, 2018 and 2017:

	Year Ended December 31,
	2018	2017

Audit Fees (1)	$249,417	$-
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-

Total All Fees	$249,417	$-

_____________

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

The following table presents fees paid or to be paid for professional audit services rendered by MGO for the audit of our annual financial statements and fees billed for other services rendered by MGO for the years ended December 31, 2018 and 2017:

	Year Ended December 31,
	2018	2017

Audit Fees (1)	$771,149	$435,875
Audit-Related Fees		6,890
Tax Fees	-	-
Other Fees	-	-

Total All Fees	$771,149	$442,765

_____________

(1) Audit Fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

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The following table presents fees paid or to be paid for professional audit services rendered by other Benjamin & Young for the re-audit of our annual financial statements for the year ended December 31, 2015, and fees billed for other services rendered by other auditors for the year ended December 31, 2015:

	Year Ended December 31,
	2018	2017

Audit Fees (1)	$-	$130,000
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees		-

Total All Fees	$-	$130,000

______________

(1) Audit Fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

Audit Committee Pre-Approval Policies and Procedures

The Board, or the Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is specific to the particular service or category of services and is generally subject to a specific budget. In addition, the Audit Committee has delegated pre-approval authority to its Chairman who, in turn, must report any pre-approval decisions to the Audit Committee at its next scheduled regular meeting. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Board, or the Audit Committee, as applicable, pre-approved all fees for audit and non-audit work performed during fiscal 2018 and 2017.

PROPOSAL THREE:

APPROVAL OF THE TERRA TECH CORP.

2018 EQUITY INCENTIVE PLAN

On December 11, 2018, the Board, upon the recommendation of our Compensation Committee, approved the Terra Tech Corp. 2018 Equity Incentive Plan (the “2018 Plan”). The Plan will authorize equity and performance-based compensation arrangements that we need to remain competitive with our peers, adapt compensation awards to changes in corporate objectives and the marketplace, effectively attract, motivate, and retain the caliber of employees essential to the Company’s future growth and success, to help enable us to achieve our financial and operational goals, enhance stockholder value, and preserve the tax deductibility of performance-based compensation paid to certain executive officers under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”). Historically, although we have not had a specific stock awards program or plan, we have granted equity awards to key employees, consultants, and Directors on a semi-annual or annual basis.

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We also are seeking stockholder approval of the 2018 Plan so that compensation attributable to grants under the 2018 Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Code. See “Description of the 2018 Plan – Types of Awards – Performance Awards” herein.

We expect that the shares of our Common Stock requested under the 2018 Plan will enable us to make grants for the next 3 years before we need to seek stockholder approval to grant shares of Common Stock. The 2018 Plan provides an aggregate of 6,600,000 shares, of which no more than 660,000 shares of our Common Stock may be granted as incentive stock options.

As of the Record Date, we had approximately: (i) 109,990,255 shares of Common stock outstanding, on a non-fully diluted basis, held by approximately 179 stockholders of record; and (ii) 12 shares of Series A Preferred Stock outstanding, convertible into 12 shares of Common Stock. We are obligated to reserve approximately 6,600,000 shares of Common Stock for potential future issuances pursuant to our outstanding options, warrants, convertible notes and convertible Series A Preferred Stock. We believe that we have more than 107,295 beneficial holders of our Common Stock.

The following summary of the material terms of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is attached as Appendix A to this proxy statement.

Description of the 2018 Plan

The purposes of the 2018 Plan are to: (a) enable the Company and its Affiliates to attract and retain the types of Employees, Consultants, and Directors who will contribute to the Company’s success; (b) provide incentives that align the interests of Employees, Consultants, and Directors with those of the Company’s stockholders; and (c) promote the success of the Company’s business and to further the best interests of the Company and its stockholders.

The 2018 Plan is an “omnibus” plan that provides for several different kinds of awards, including (i) Incentive Stock Options; (ii) Non-qualified Stock Options; (iii) Stock Appreciation Rights (“SARs”); (iv) Restricted Awards; (v) Performance Share Awards; (vi) Performance Compensation Awards; (vii) Other Stock-Based Awards; and (viii) Substitute Awards. A Substitute Award may be granted by us to a holder of an equity-based award that had been granted by an entity acquired by us or with which we thereafter combined to the extent permitted under applicable listing standards of any stock exchange on which our equity is then listed.

Shares Authorized for Issuance under the 2018 Plan; Share Counting Procedure

A maximum of 6,600,000 shares are proposed to be available for awards.

Any shares of our Common Stock that are subject to an Award that expires, is canceled, forfeited, or otherwise terminates prior to exercise or realization, either in full or in part, shall again become available for issuance under the 2018 Plan (i.e., will be added back to the total shares available under the 2018 Plan) unless such shares are: (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by us to satisfy any tax withholding obligation; or (iii) shares covered by a stock-settled Stock Appreciation Right or other Award that were not issued upon the settlement of the Award.

Limitations on Individual Awards

With respect to any award intended to be Section 162(m) compensation, the 2018 Plan contains the following limitations on the amount that may be awarded to any participant in any calendar year, subject to any adjustments as provided in the 2018 Plan:

•	The maximum number of shares underlying options and SARs is 660,000.
•	The maximum number of shares underlying performance awards is 660,000.
•	The maximum dollar amount of cash-based awards is $100,000.

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Eligible Participants

The persons eligible to receive awards are our employees, consultants, and directors and our affiliates and such other individuals designated by the Compensation Committee who are reasonably expected to become our employees, consultants, and directors after the receipt of awards. Incentive stock options may be granted only to our employees. Awards other than incentive stock options may be granted to our employees, consultants, and directors and those individuals whom the Compensation Committee determines are reasonably expected to become our employees, consultants, and directors following the grant date. Holders of equity-based awards granted by an entity acquired by us or with which we combine are eligible for grants of “substitute awards” (as defined in the 2018 Plan) to the extent permitted under applicable listing standards of any stock exchange on which our equity is then listed.

Administration

The 2018 Plan will be administered by the Compensation Committee, or in the Board’s sole discretion, the Board. The Compensation Committee has the authority, among other things, to designate participants, determine the type or types of awards to be granted, to determine the number of shares subject to each award, to determine the terms and conditions of any award and to interpret and administer the 2018 Plan and any instrument or agreement relating thereto. The Compensation Committee may delegate day-to-day administration of the 2018 Plan to a committee or committees of one or more members of the Committee or the Board.

Term

The 2018 Plan was effective upon approval by the Board, and will terminate ten years after such approval, or on December 17, 2028.

Types of Awards

Stock Options

The 2018 Plan authorizes the grant of stock options, which may be either incentive stock options within the meaning of Section 422 of the Code, which are eligible for special tax treatment, or nonqualified stock options. The aggregate fair market value of shares, determined as of the date of grant, for which any employee may be granted incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, or otherwise does not comply with the applicable conditions of Section 422 of the Code, the stock option will be treated as a non-qualified stock option.

The term of a stock option granted under the 2018 Plan cannot be longer than 10 years from the date of grant, and the exercise price per share underlying the option may not be less than the fair market value of a share of our Common Stock on the date of grant. The Compensation Committee will determine the acceptable forms of consideration for exercise of the option, which may include (i) cash or check, or a combination thereof, or broker-assisted cashless exercise or (ii) to the extent expressly permitted by the Compensation Committee, (a) other shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised or (b) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws. Re-pricing of options (i.e., reducing the exercise price or cancelling an option in exchange for cash, another award, or an option with a lower exercise price) is not permitted under the 2018 Plan without approval of our stockholders.

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Stock Appreciation Rights

The 2018 Plan authorizes the grant of SARs to participants. The term of an SAR under the 2018 Plan cannot be longer than 10 years from the date of grant, and the exercise or hurdle price per share under an SAR, except in the case of a substitute award, shall not be less than the fair market value of a share on the grant date of such SAR. The Compensation Committee shall determine the time or times at which an SAR may be exercised or settled in whole or in part. The Compensation Committee may specify in an award agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date. Re-pricing of SARs is not permitted under the 2018 Plan without approval of our stockholders.

Restricted Stock and Restricted Stock Units

Under the 2018 Plan, the Compensation Committee may grant participants awards of restricted stock and restricted stock units (or hypothetical common stock units that have a value equal to the Fair Market Value of an identical number of shares of our Common Stock) that will be subject to such restrictions as the Compensation Committee may impose (including any limitation on the right to vote a share of restricted stock or the right to receive any dividend, dividend equivalent, or other right). The award agreement will specify the vesting schedule and, with respect to restricted stock units, the delivery schedule. Any share of restricted stock granted under the 2018 Plan may be evidenced in such manner as the Compensation Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. Any such certificate shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock.

Performance Awards

The Compensation Committee may grant participants performance awards, which may be denominated as a cash amount, number of shares, or a combination thereof and are awards that may be earned upon achievement or satisfaction of performance conditions specified by the Compensation Committee. The Compensation Committee may specify that any other award shall constitute a performance award by conditioning the right of a participant to exercise the award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as determined by the Committee.

If the Compensation Committee intends that a performance award should constitute Section 162(m) compensation, such performance award shall include a pre-established formula, such that payment, retention, or vesting of the award is subject to the achievement during a performance period or periods, as determined by the Compensation Committee, of one or more levels of performance measures. Performance measures may be established on an absolute or relative basis, and may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, or business segments. Relative performance may be measured against a group of peer companies, a financial market index, or other acceptable objective and quantifiable indices.

The award agreement may provide that the Compensation Committee has discretion to modify performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable. The Compensation Committee may impose such other restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for Section 162(m) compensation.

Performance Awards shall be settled in cash, shares, other awards, other property, net settlement, or any combination thereof, in the discretion of the Committee and only after the end of the relevant performance period. The Compensation Committee shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of termination of employment, service or board membership.

Other Stock-Based Awards

The Compensation Committee may grant participants stock awards, which may be denominated or payable in shares or factors that may influence the value of shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value, and payment contingent upon performance measures or any other factors designated by the Compensation Committee. The Compensation Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including cash, shares, other awards, other property, or any combination thereof, as the Compensation Committee shall determine. Cash awards, as an element of or supplement to any other award under the 2018 Plan, may also be granted.

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Automatic Grants to Outside Directors

The Board or a committee thereof may institute, by resolution, automatic award grants to new and continuing members of the Board. The Board or its committee may, in their sole discretion, determine the number and type of such awards and the terms, conditions, and criteria of the awards, if any.

Transferability

Unless determined otherwise by the Compensation Committee, awards are not transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the award agreement, the participant may transfer an award, other than an incentive stock option, during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, but only if the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any award. The transferee of an award will be subject to all restrictions, terms, and conditions applicable to the award prior to its transfer, except that the award will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

Termination of Board Membership or Employment

The Compensation Committee may specify the effect of termination of service as a director or termination of employment on an award at the time of grant, subject to the administrator’s right to modify the award terms after the date of grant in accordance with the terms of the 2018 Plan. In the absence of such specification, the following provisions apply to stock options and SARs.

•

Vested stock options and SARs held by a participant whose employment is terminated due to the participant’s disability (as defined in the 2018 Plan) will remain exercisable for the lesser of one year from the termination or the remaining term of the option.

•

Vested stock options and SARs held by a participant whose employment is terminated due to the participant’s death (a) during the term of the option and while employed or (b) within one year after termination will remain exercisable by the participant’s estate or beneficiary for the lesser of one year from the date of death or the remaining term of the option.

•

Vested stock options and SARs held by a participant, whose employment is terminated for any other reason except for termination for cause, will remain exercisable for the lesser of three months from the date of death or the remaining term of the option.

•	Vested stock options and SARs held by a participant, whose employment is terminated for cause shall terminated immediately upon termination of employment,

•	Unvested stock options and SARs shall terminate immediately upon termination of employment.

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Change in Control

In the event of a change in control of the Company (as defined in the 2018 Plan), the Compensation Committee may provide for accelerated vesting of an award upon or as a result of specified events following a change in control, either in an award agreement or in connection with the change in` control. In the event of a change in control, the Compensation Committee may cause any award (i) to be canceled in consideration of a payment in cash or other consideration to the participant in an amount per share equal to the excess, if any, of the price or implied price per share in a change in control over the per share exercise or purchase price of such award, which may be paid immediately or over the vesting schedule of the award or (ii) to be assumed or substituted by the successor to the Company. If the award is not assumed or substituted, the award shall become fully vested immediately prior to the change in control and shall thereafter terminate.

Amendment and Termination of 2018 Plan

The Board may at any time amend, alter, suspend, discontinue, or terminate the 2018 Plan or any award made under the plan, subject to approval by our stockholders to the extent required by applicable law or the consent of the affected participant, if such action would materially adversely affect his or her rights. Unless approved by our stockholders, the Compensation Committee may not reduce the minimum exercise price for stock options or SARs, or reprice (i.e., reduce the exercise price or cancel in exchange for cash, another award, or an option or SAR with a lower exercise price) outstanding stock options or SARs. As noted above, an amendment to an award under the 2018 Plan may not, without the written agreement of the participant, materially impair the award.

Grants Under the Plan

As of the Record Date, 6,300,816 have been granted under the 2018 Plan. Grants under the 2018 Plan are discretionary, so it is not possible to predict the number of shares of our Common Stock that will be awarded or who will receive awards under the 2018 Plan. On the Record Date, the closing bid price on the OTC Markets Group, Inc.’s OTCQX tier for our Common Stock was $0.443.

Tax Matters

The following is a general summary of the United States federal income tax consequences to us and participants in the 2018 Plan. The following is only a general description intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect as of the Record Date. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

Incentive Stock Options

A participant will not recognize income upon the grant of an incentive stock option. A participant will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gains and we will not be entitled to a tax deduction (although, for alternative minimum tax purposes, a participant must include the excess of the fair market value of the stock over the exercise price in alternative minimum taxable income for the year of exercise). If a participant sells the stock prior to satisfying each of these waiting periods, then the participant will have engaged in a “disqualifying disposition” and will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price; we will be entitled to a tax deduction equal to that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gains, depending upon the length of time a participant holds shares prior to the disposition.

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Nonqualified Stock Options

A participant will not recognize income upon the grant of a nonqualified stock option. A participant will recognize income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have short-term or long-term capital gains or losses, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.

SARs

The grant of a SAR will not result in any tax consequences for the participant or us. A participant generally will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received less the exercise price, and we will be entitled to a tax deduction in that amount. Upon the sale of any stock received, the participant will have short-term or long-term capital gains or losses, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised.

Stock Awards and Other Stock-Based Awards

As a general rule, a participant will recognize ordinary income at the time of delivery of shares of our Common Stock or payment of cash under the 2018 Plan. Future appreciation on shares of our Common Stock held beyond the ordinary income recognition event will be taxable when the shares are sold as long-term or short-term capital gains, depending on the length of time the participant held the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. However, if shares of Common Stock, when delivered, are subject to substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.

Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of its other four most highly paid executive officers (not including its chief financial officer). Performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and SARs granted under the 2018 Plan are intended to qualify as “qualified performance-based compensation.” Other awards will be “qualified performance-based compensation” if they are so designated and if their grant, vesting, or settlement is subject to the performance criteria set forth in the 2018 Plan. Stock awards and other stock-based awards that vest solely upon the passage of time do not qualify as “qualified performance-based compensation.”

Code Section 409A

To the extent that any award under the 2018 Plan is or may be considered to constitute deferred compensation subject to Code Section 409A, the Company intends that the terms and administration of such award shall comply with the provisions of such section, applicable Internal Revenue Service guidance and good faith reasonable interpretations thereof.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE TERRA TECH CORP. 2018 EQUITY INCENTIVE PLAN

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PROPOSAL FOUR:

APPROVAL OF THE TERRA TECH CORP.

2018 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

On June 20, 2019, the Board, upon the recommendation of our Compensation Committee, approved the Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan (the “Amended 2018 Plan”). The Plan will authorize equity and performance-based compensation arrangements that we need to remain competitive with our peers, adapt compensation awards to changes in corporate objectives and the marketplace, effectively attract, motivate, and retain the caliber of employees essential to the Company’s future growth and success, to help enable us to achieve our financial and operational goals, enhance stockholder value, and preserve the tax deductibility of performance-based compensation paid to certain executive officers under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”). Historically, although we have not had a specific stock awards program or plan, we have granted equity awards to key employees, consultants, and Directors on a semi-annual or annual basis.

We also are seeking stockholder approval of the Amended 2018 Plan so that compensation attributable to grants under the Amended 2018 Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Code. See “Description of the Amended 2018 Plan – Types of Awards – Performance Awards” herein.

We expect that the shares of our Common Stock requested under the Amended 2018 Plan will enable us to make grants for the next 3 years before we need to seek stockholder approval to grant shares of Common Stock. The Amended 2018 Plan provides an aggregate of 13,000,000 shares, of which no more than 1,300,000 shares of our Common Stock may be granted as incentive stock options.

As of the Record Date, we had approximately: (i) 109,990,255 shares of Common stock outstanding, on a non-fully diluted basis, held by approximately 179 stockholders of record; and (ii) 12 shares of Series A Preferred Stock outstanding, convertible into 12 shares of Common Stock. We are obligated to reserve approximately 13,000,000 shares of Common Stock for potential future issuances pursuant to our outstanding options, warrants, convertible notes and convertible Series A Preferred Stock. We believe that we have more than 107,295 beneficial holders of our Common Stock.

The following summary of the material terms of the Amended 2018 Plan is qualified in its entirety by reference to the full text of the Amended 2018 Plan, a copy of which is attached as Appendix B to this proxy statement.

Description of the Amended 2018 Plan

The purposes of the Amended 2018 Plan are to: (a) enable the Company and its Affiliates to attract and retain the types of Employees, Consultants, and Directors who will contribute to the Company’s success; (b) provide incentives that align the interests of Employees, Consultants, and Directors with those of the Company’s stockholders; and (c) promote the success of the Company’s business and to further the best interests of the Company and its stockholders.

The Amended 2018 Plan is an “omnibus” plan that provides for several different kinds of awards, including (i) Incentive Stock Options; (ii) Non-qualified Stock Options; (iii) Stock Appreciation Rights (“SARs”); (iv) Restricted Awards; (v) Performance Share Awards; (vi) Performance Compensation Awards; (vii) Other Stock-Based Awards; and (viii) Substitute Awards. A Substitute Award may be granted by us to a holder of an equity-based award that had been granted by an entity acquired by us or with which we thereafter combined to the extent permitted under applicable listing standards of any stock exchange on which our equity is then listed.

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Shares Authorized for Issuance under the Amended 2018 Plan; Share Counting Procedure

A maximum of 13,000,000 shares are proposed to be available for awards.

Any shares of our Common Stock that are subject to an Award that expires, is canceled, forfeited, or otherwise terminates prior to exercise or realization, either in full or in part, shall again become available for issuance under the Amended 2018 Plan (i.e., will be added back to the total shares available under the Amended 2018 Plan) unless such shares are: (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by us to satisfy any tax withholding obligation; or (iii) shares covered by a stock-settled Stock Appreciation Right or other Award that were not issued upon the settlement of the Award.

Limitations on Individual Awards

With respect to any award intended to be Section 162(m) compensation, the Amended 2018 Plan contains the following limitations on the amount that may be awarded to any participant in any calendar year, subject to any adjustments as provided in the Amended 2018 Plan:

•	The maximum number of shares underlying options and SARs is 1,300,000.
•	The maximum number of shares underlying performance awards is 1,300,000.
•	The maximum dollar amount of cash-based awards is $100,000.

Eligible Participants

The persons eligible to receive awards are our employees, consultants, and directors and our affiliates and such other individuals designated by the Compensation Committee who are reasonably expected to become our employees, consultants, and directors after the receipt of awards. Incentive stock options may be granted only to our employees. Awards other than incentive stock options may be granted to our employees, consultants, and directors and those individuals whom the Compensation Committee determines are reasonably expected to become our employees, consultants, and directors following the grant date. Holders of equity-based awards granted by an entity acquired by us or with which we combine are eligible for grants of “substitute awards” (as defined in the Amended 2018 Plan) to the extent permitted under applicable listing standards of any stock exchange on which our equity is then listed.

Administration

The Amended 2018 Plan will be administered by the Compensation Committee, or in the Board’s sole discretion, the Board. The Compensation Committee has the authority, among other things, to designate participants, determine the type or types of awards to be granted, to determine the number of shares subject to each award, to determine the terms and conditions of any award and to interpret and administer the Amended 2018 Plan and any instrument or agreement relating thereto. The Compensation Committee may delegate day-to-day administration of the Amended 2018 Plan to a committee or committees of one or more members of the Committee or the Board.

Term

The Amended 2018 Plan was effective upon approval by the Board, and will terminate ten years after such approval, or on June 20, 2029.

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Types of Awards

Stock Options

The Amended 2018 Plan authorizes the grant of stock options, which may be either incentive stock options within the meaning of Section 422 of the Code, which are eligible for special tax treatment, or nonqualified stock options. The aggregate fair market value of shares, determined as of the date of grant, for which any employee may be granted incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, or otherwise does not comply with the applicable conditions of Section 422 of the Code, the stock option will be treated as a non-qualified stock option.

The term of a stock option granted under the Amended 2018 Plan cannot be longer than 10 years from the date of grant, and the exercise price per share underlying the option may not be less than the fair market value of a share of our Common Stock on the date of grant. The Compensation Committee will determine the acceptable forms of consideration for exercise of the option, which may include (i) cash or check, or a combination thereof, or broker-assisted cashless exercise or (ii) to the extent expressly permitted by the Compensation Committee, (a) other shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised or (b) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws. Re-pricing of options (i.e., reducing the exercise price or cancelling an option in exchange for cash, another award, or an option with a lower exercise price) is not permitted under the Amended 2018 Plan without approval of our stockholders.

Stock Appreciation Rights

The Amended 2018 Plan authorizes the grant of SARs to participants. The term of an SAR under the Amended 2018 Plan cannot be longer than 10 years from the date of grant, and the exercise or hurdle price per share under an SAR, except in the case of a substitute award, shall not be less than the fair market value of a share on the grant date of such SAR. The Compensation Committee shall determine the time or times at which an SAR may be exercised or settled in whole or in part. The Compensation Committee may specify in an award agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date. Re-pricing of SARs is not permitted under the Amended 2018 Plan without approval of our stockholders.

Restricted Stock and Restricted Stock Units

Under the Amended 2018 Plan, the Compensation Committee may grant participants awards of restricted stock and restricted stock units (or hypothetical common stock units that have a value equal to the Fair Market Value of an identical number of shares of our Common Stock) that will be subject to such restrictions as the Compensation Committee may impose (including any limitation on the right to vote a share of restricted stock or the right to receive any dividend, dividend equivalent, or other right). The award agreement will specify the vesting schedule and, with respect to restricted stock units, the delivery schedule. Any share of restricted stock granted under the Amended 2018 Plan may be evidenced in such manner as the Compensation Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. Any such certificate shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock.

Performance Awards

The Compensation Committee may grant participants performance awards, which may be denominated as a cash amount, number of shares, or a combination thereof and are awards that may be earned upon achievement or satisfaction of performance conditions specified by the Compensation Committee. The Compensation Committee may specify that any other award shall constitute a performance award by conditioning the right of a participant to exercise the award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as determined by the Committee.

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If the Compensation Committee intends that a performance award should constitute Section 162(m) compensation, such performance award shall include a pre-established formula, such that payment, retention, or vesting of the award is subject to the achievement during a performance period or periods, as determined by the Compensation Committee, of one or more levels of performance measures. Performance measures may be established on an absolute or relative basis and may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, or business segments. Relative performance may be measured against a group of peer companies, a financial market index, or other acceptable objective and quantifiable indices.

The award agreement may provide that the Compensation Committee has discretion to modify performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable. The Compensation Committee may impose such other restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for Section 162(m) compensation.

Performance Awards shall be settled in cash, shares, other awards, other property, net settlement, or any combination thereof, in the discretion of the Committee and only after the end of the relevant performance period. The Compensation Committee shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of termination of employment, service or board membership.

Other Stock-Based Awards

The Compensation Committee may grant participants stock awards, which may be denominated or payable in shares or factors that may influence the value of shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value, and payment contingent upon performance measures or any other factors designated by the Compensation Committee. The Compensation Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including cash, shares, other awards, other property, or any combination thereof, as the Compensation Committee shall determine. Cash awards, as an element of or supplement to any other award under the Amended 2018 Plan, may also be granted.

Automatic Grants to Outside Directors

The Board or a committee thereof may institute, by resolution, automatic award grants to new and continuing members of the Board. The Board or its committee may, in their sole discretion, determine the number and type of such awards and the terms, conditions, and criteria of the awards, if any.

Transferability

Unless determined otherwise by the Compensation Committee, awards are not transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the award agreement, the participant may transfer an award, other than an incentive stock option, during the participant’s lifetime to one or more members of the participant’s family, to one or more trusts for the benefit of one or more of the participant’s family, to a partnership or partnerships of members of the participant’s family, or to a charitable organization as defined in Section 501(c)(3) of the Code, but only if the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any award. The transferee of an award will be subject to all restrictions, terms, and conditions applicable to the award prior to its transfer, except that the award will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

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Termination of Board Membership or Employment

The Compensation Committee may specify the effect of termination of service as a director or termination of employment on an award at the time of grant, subject to the administrator’s right to modify the award terms after the date of grant in accordance with the terms of the Amended 2018 Plan. In the absence of such specification, the following provisions apply to stock options and SARs.

•

Vested stock options and SARs held by a participant whose employment is terminated due to the participant’s disability (as defined in the Amended 2018 Plan) will remain exercisable for the lesser of one year from the termination or the remaining term of the option.

•

Vested stock options and SARs held by a participant whose employment is terminated due to the participant’s death (a) during the term of the option and while employed or (b) within one year after termination will remain exercisable by the participant’s estate or beneficiary for the lesser of one year from the date of death or the remaining term of the option.

•

Vested stock options and SARs held by a participant, whose employment is terminated for any other reason except for termination for cause, will remain exercisable for the lesser of three months from the date of death or the remaining term of the option.

•	Vested stock options and SARs held by a participant, whose employment is terminated for cause shall terminated immediately upon termination of employment,

•	Unvested stock options and SARs shall terminate immediately upon termination of employment.

Change in Control

In the event of a change in control of the Company (as defined in the Amended 2018 Plan), the Compensation Committee may provide for accelerated vesting of an award upon or as a result of specified events following a change in control, either in an award agreement or in connection with the change in` control. In the event of a change in control, the Compensation Committee may cause any award (i) to be canceled in consideration of a payment in cash or other consideration to the participant in an amount per share equal to the excess, if any, of the price or implied price per share in a change in control over the per share exercise or purchase price of such award, which may be paid immediately or over the vesting schedule of the award or (ii) to be assumed or substituted by the successor to the Company. If the award is not assumed or substituted, the award shall become fully vested immediately prior to the change in control and shall thereafter terminate.

Amendment and Termination of Amended 2018 Plan

The Board may at any time amend, alter, suspend, discontinue, or terminate the Amended 2018 Plan or any award made under the plan, subject to approval by our stockholders to the extent required by applicable law or the consent of the affected participant, if such action would materially adversely affect his or her rights. Unless approved by our stockholders, the Compensation Committee may not reduce the minimum exercise price for stock options or SARs, or reprice (i.e., reduce the exercise price or cancel in exchange for cash, another award, or an option or SAR with a lower exercise price) outstanding stock options or SARs. As noted above, an amendment to an award under the Amended 2018 Plan may not, without the written agreement of the participant, materially impair the award.

Grants Under the Plan

As of the Record Date, 3,673,610 have been granted under the Amended 2018 Plan. Grants under the Amended 2018 Plan are discretionary, so it is not possible to predict the number of shares of our Common Stock that will be awarded or who will receive awards under the Amended 2018 Plan. On the Record Date, the closing bid price on the OTC Markets Group, Inc.’s OTCQX tier for our Common Stock was $0.443.

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Tax Matters

The following is a general summary of the United States federal income tax consequences to us and participants in the Amended 2018 Plan. The following is only a general description intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect as of the Record Date. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

Incentive Stock Options

A participant will not recognize income upon the grant of an incentive stock option. A participant will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gains and we will not be entitled to a tax deduction (although, for alternative minimum tax purposes, a participant must include the excess of the fair market value of the stock over the exercise price in alternative minimum taxable income for the year of exercise). If a participant sells the stock prior to satisfying each of these waiting periods, then the participant will have engaged in a “disqualifying disposition” and will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price; we will be entitled to a tax deduction equal to that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gains, depending upon the length of time a participant holds shares prior to the disposition.

Nonqualified Stock Options

A participant will not recognize income upon the grant of a nonqualified stock option. A participant will recognize income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have short-term or long-term capital gains or losses, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.

SARs

The grant of a SAR will not result in any tax consequences for the participant or us. A participant generally will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received less the exercise price, and we will be entitled to a tax deduction in that amount. Upon the sale of any stock received, the participant will have short-term or long-term capital gains or losses, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised.

Stock Awards and Other Stock-Based Awards

As a general rule, a participant will recognize ordinary income at the time of delivery of shares of our Common Stock or payment of cash under the Amended 2018 Plan. Future appreciation on shares of our Common Stock held beyond the ordinary income recognition event will be taxable when the shares are sold as long-term or short-term capital gains, depending on the length of time the participant held the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. However, if shares of Common Stock, when delivered, are subject to substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.

Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of its other four most highly paid executive officers (not including its chief financial officer). Performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and SARs granted under the Amended 2018 Plan are intended to qualify as “qualified performance-based compensation.” Other awards will be “qualified performance-based compensation” if they are so designated and if their grant, vesting, or settlement is subject to the performance criteria set forth in the Amended 2018 Plan. Stock awards and other stock-based awards that vest solely upon the passage of time do not qualify as “qualified performance-based compensation.”

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Code Section 409A

To the extent that any award under the Amended 2018 Plan is or may be considered to constitute deferred compensation subject to Code Section 409A, the Company intends that the terms and administration of such award shall comply with the provisions of such section, applicable Internal Revenue Service guidance and good faith reasonable interpretations thereof.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE TERRA TECH CORP. 2018 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company must receive by April 19, 2020 any proposal of a stockholder intended to be presented at the 2020 Annual Meeting of Stockholders of the Company (the “2020 Meeting”) and to be included in the Company’s proxy card, notice of meeting, and proxy statement related to the 2020 Meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must be addressed to Terra Tech Corp., 2040 Main Street, Suite 225, Irvine, California, 92614, and should be submitted to the attention of Michael Nahass by certified mail, return receipt requested. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2020 Meeting must be received by the Company by July 1, 2020 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company’s proxy related to the 2020 Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after July 1, 2020.

PROXY SOLICITATION AND COSTS

The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers, and employees of the Company by personal interview or telephone. Such Directors, officers, and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection with such solicitation.

STOCKHOLDERS SHARING THE SAME ADDRESS

Under rules of the SEC, to minimize mailing costs we are permitted to send a single set of annual reports and proxy statements to any household at which two or more stockholders reside if they appear to be members of the same family. A number of brokerage firms have also instituted this practice with respect to the delivery of documents to stockholders residing at the same address. With this practice, however, each stockholder continues to receive a separate proxy card for voting. Any stockholder affected by this practice who desires to receive multiple copies of annual reports and proxy statements in the future should call 1-619-664-4780.

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OTHER MATTERS

The Directors know of no other matters which are likely to be brought before the Annual Meeting. The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

By Order of the Board of Directors

/s/ Michael A. Nahass

Michael A. Nahass

Secretary

August 13, 2019

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IN ADDITION, REGISTERED STOCKHOLDERS CAN CAST THEIR VOTE ELECTRONICALLY AT

HTTP://WWW.westcoaststocktransfer.com/proxy-trtc/.

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TERRA TECH CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCK HOLDERS - on SEPTEMBER 23, 2019 AT 8:30 AM PDT

The undersigned hereby revokes all appointments of proxies previously given and appoints Derek Peterson and Michael A. Nahass (the “Proxies”), or any substitutes appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Common Stock of TERRA TECH CORP. (the “COMPANY”) held of record by the undersigned on August 6, 2019, at the Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held at 2040 Main Street, 1st Floor, Irvine, CA 92614 on September 23, 2019 at 8:30 AM PDT, and at any postponements or adjournments of the Annual Meeting.

I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares ”FOR” in the case of the election of each nominee named in Proposal 1, “FOR” in the case of Proposal 2, “FOR” in the case of Proposal 3, and ”FOR” in the case of Proposal 4. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Company’s proxy tabulator, West Coast Stock Transfer, Inc., or the Company’s Corporate Secretary, a written instrument revoking it or a duly executed written or Internet appointment of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	http://www. westcoaststocktransfer.com/proxy-trtc/ CONTROL NUMBER:

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your “Control Number” printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares. If you appoint the Proxies by Internet, you need not return a proxy card. You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by Internet only until 11:59 p.m. EDT on September 22, 2019, which is the day before the Annual Meeting date.

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ANNUAL MEETING OF THE STOCKHOLDERS OF TERRA TECH CORP.			ANNUAL MEETING OF THE STOCKHOLDERS OF TERRA TECH CORP.
CONTROL NUMBER: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS			CONTROL NUMBER:
PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1		à	FOR ALL	WITHOLD ALL	FOR ALL EXCEPT	Proposal 1
	To elect the four (4) directors nominated by our Board of Directors as set forth in the Proxy Statement:		☐
	Derek Peterson			☐	☐
	Michael A. Nahass			☐	☐
	Steven J. Ross			☐	☐
	Alan Gladstone			☐	☐

Proposal 2		à	FOR	AGAINST	ABSTAIN	Proposal 2
	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019		☐	☐	☐

Proposal 3						Proposal 3
	To approve the Terra Tech 2018 Equity Incentive Plan.		☐	☐	☐

Proposal 4	To approve the Terra Tech amended and Restated 2018 Equity Incentive Plan.		☐	☐	☐	Proposal 4
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Important Notice Regarding the Availability of Proxy

Materials for the Annual Meeting of Stockholders to be

held September 23, 2019.

The proxy statement and our 2018 Annual Report to

Stockholders are available at

http://www. westcoaststocktransfer.com/proxy-trtc/

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

___________________________________

___________________________________

MPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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APENDIX A

TERRA TECH CORP.

2018 EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Terra Tech Corp. 2018 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term Administrator means the Committee.

Affiliate means a corporation, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

Beneficial Owner has the meaning assigned to such term in Rule 13d-3 and Rule 13d 5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

Board of Directors means the Board of Directors of the Company.

California Participant means a Participant who resides in the State of California.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non‑feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

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Change of Control means the occurrence of any one or more of the following events (unless otherwise specified in an Award Agreement that is subject to Section 409A of the Code):

(i) any Person (other than the Company, any trustee, or other fiduciary holding securities under any employee benefit plan of the Company or any entity owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the Common Stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, or options or otherwise, without regard to the 60-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, representing 35% or more of the combined voting power of the Company's then-outstanding securities;

(ii) during any twelve-month period, a majority of the members of the Board is replaced by individuals, who were not members of the Board at the Effective Date and whose election by the Board or nomination for election by the Company's stockholders was not approved by a vote of at least a majority of the directors then still in office, who either were directors at the Effective Date or whose election or nomination for election was previously so approved;

(iii) the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) 35% or more of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(iv) the consummation of a sale or disposition of all or substantially all of the assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company immediately prior to such sale or disposition).

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

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Common Stock means shares of the Company’s common stock, $.001 par value per share.

Company means Terra Tech Corp., a Nevada corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a single entity other than a transaction to merely change the state of incorporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Effective Date shall mean the date as of which this Plan is adopted by the Board.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

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If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non‑Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non‑Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Person has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

Plan means this Terra Tech Corp. 2018 Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

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Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 6,600,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s Terra Tech Corp. 2016 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after December 11, 2018, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 2,000,000 Shares shall be added to the Plan pursuant to subsection (ii).

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender or withholding of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by the tender or withholding of Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

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4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted.

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares.

(e) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price or extending the expiration date of an Option, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f) Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards in compliance with (d) above; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

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To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non‑Qualified Options: Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

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(iii)	Option Vesting Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events. For California Participants, the exercise period of the Option set forth in the Option Agreement shall not be more than 120 months from the date of grant.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum Standards: The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

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(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. For California Participants, each Stock Grant shall be issued within ten years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Nevada General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains;

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

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(d) Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9. PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period , and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

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10. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

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The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. For California Participants, Stock Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 of the Securities Act. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

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14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement. For Options granted to California Participants, notwithstanding the terms of any Option Agreement, such Option shall be exercisable for at least 30 days from the date of a Participant’s termination of employment other than for Cause, but in no event later than the originally prescribed term of the Option.

(b) Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. Notwithstanding the terms of any Option Agreement, for Options granted to California Participants, a Participant may exercise such rights for at least six months from the date of termination of service due to Disability but in no event later than the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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17. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants, notwithstanding the terms of any Option Agreement, the Participant’s Survivors shall be allowed to take all necessary steps to exercise the Option for at least six months from the date of death of such Participant but in no event later than the originally prescribed term of the Option.

18. EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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19. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

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The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

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24. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

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With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to, the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

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26. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

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30. TERMINATION OF THE PLAN.

The Plan will terminate on December 11, 2028, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

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32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

34. INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

35. CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

36. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

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APENDIX B

TERRA TECH CORP.

AMENDED AND RESTATED

2018 EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term Administrator means the Committee.

Affiliate means a corporation, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

Beneficial Owner has the meaning assigned to such term in Rule 13d-3 and Rule 13d 5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

Board of Directors means the Board of Directors of the Company.

California Participant means a Participant who resides in the State of California.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non‑feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

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Change of Control means the occurrence of any one or more of the following events (unless otherwise specified in an Award Agreement that is subject to Section 409A of the Code):

(i) any Person (other than the Company, any trustee, or other fiduciary holding securities under any employee benefit plan of the Company or any entity owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the Common Stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, or options or otherwise, without regard to the 60-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, representing 35% or more of the combined voting power of the Company's then-outstanding securities;

(ii) during any twelve-month period, a majority of the members of the Board is replaced by individuals, who were not members of the Board at the Effective Date and whose election by the Board or nomination for election by the Company's stockholders was not approved by a vote of at least a majority of the directors then still in office, who either were directors at the Effective Date or whose election or nomination for election was previously so approved;

(iii) the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) 35% or more of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

(iv) the consummation of a sale or disposition of all or substantially all of the assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company immediately prior to such sale or disposition).

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

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Common Stock means shares of the Company’s common stock, $.001 par value per share.

Company means Terra Tech Corp., a Nevada corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a single entity other than a transaction to merely change the state of incorporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Effective Date shall mean the date as of which this Plan is adopted by the Board.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

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If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non‑Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non‑Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Person has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

Plan means this Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

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Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 13,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s Terra Tech Corp. 2016 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after December 11, 2018, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 2,000,000 Shares shall be added to the Plan pursuant to subsection (ii).

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender or withholding of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by the tender or withholding of Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

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4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted.

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares.

(e) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price or extending the expiration date of an Option, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f) Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards in compliance with (d) above; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

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To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non‑Qualified Options: Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

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(iii)	Option Vesting Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events. For California Participants, the exercise period of the Option set forth in the Option Agreement shall not be more than 120 months from the date of grant.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum Standards: The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

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(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. For California Participants, each Stock Grant shall be issued within ten years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Nevada General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains;

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

(d) Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.

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8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9. PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period , and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

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10. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

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The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. For California Participants, Stock Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 of the Securities Act. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

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14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement. For Options granted to California Participants, notwithstanding the terms of any Option Agreement, such Option shall be exercisable for at least 30 days from the date of a Participant’s termination of employment other than for Cause, but in no event later than the originally prescribed term of the Option.

(b) Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. Notwithstanding the terms of any Option Agreement, for Options granted to California Participants, a Participant may exercise such rights for at least six months from the date of termination of service due to Disability but in no event later than the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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17. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants, notwithstanding the terms of any Option Agreement, the Participant’s Survivors shall be allowed to take all necessary steps to exercise the Option for at least six months from the date of death of such Participant but in no event later than the originally prescribed term of the Option.

18. EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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19. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

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The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

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24. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

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With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to, the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

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26. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

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30. TERMINATION OF THE PLAN.

The Plan will terminate on June 20, 2029, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

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32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

34. INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

35. CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

36. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

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